Vertex Energy, Inc. 8-K

Exhibit 10.3

SUBSCRIPTION AGREEMENT

IN

VERTEX ENERGY, INC.

A.       Subscription. This Agreement has been executed by Tensile Capital Partners Master Fund LP, a Cayman Islands exempted limited partnership (“Subscriber”) in connection with the subscription to purchase (a) 1,500,000 shares of the common stock, $0.001 par value per share (the “Common Stock” and the “Shares”) of Vertex Energy, Inc., a Nevada corporation (the “Company”), and (b) warrants to purchase 1,500,000 shares of the Common Stock of the Company at an exercise price of $2.25 per share, evidenced by the Common Stock Purchase Warrant attached hereto as Exhibit B (the “Warrants” and the “Warrant Agreement” and together with the Shares, the “Securities”). Each one (1) Share and one (1) Warrant shall be purchased for the Purchase Price (defined below). This Subscription Agreement is referred to herein as the “Agreement” or the “Subscription”. The offering of the Securities shall be defined herein as the “Offering”. The Offering is made in reliance upon an exemption from registration under the federal securities laws provided by Section 4(a)(2) and Rule 506(b) of Regulation D of the Securities Act of 1933, as amended.

The “Purchase Price” shall equal the lower of (i) the average VWAP over the ten (10) Trading Days prior to, but not including, the Closing Date; and (ii) $1.75. “VWAP” means, for any Trading Day, the volume-weighted average unaffected price, calculated by dividing (a) the aggregate value of all shares of Common Stock traded on the Principal Market during regular trading hours, calculated by multiplying the closing price per share of Common Stock on such applicable Trading Day by the aggregate number of shares of Common Stock traded on such Trading Day, by (b) the total volume (number of shares) of Common Stock traded on the Principal Market for such Trading Day, or if such volume-weighted average price is unavailable, the market value of one share of Common Stock on such Trading Day as determined by the Board of Directors of the Company in a commercially reasonable manner. “Trading Day” means a day on which the Common Stock is listed or quoted and traded on the Principal Market. “Principal Market” means the NASDAQ Capital Market.

When the context in which words are used in this Agreement indicates that such is the intent, singular words shall include the plural, and vice versa, and masculine words shall include the feminine and neuter genders, and vice versa. Any reference to a person shall include an individual, trust, estate, or any incorporated or unincorporated organization, including general or limited partnerships, limited liability companies, corporations, joint ventures and cooperatives, and all heirs, executors, administrators, legal representatives, successors and assigns of such person where permitted or required by the context. Captions are inserted for convenience only, are not a part of this Agreement, and shall not be used in the interpretation of this Agreement.

This Agreement shall be binding on Subscriber and the Company, subject to the terms hereof, upon execution by Subscriber and the Company.

Subscription Agreement
Vertex Energy, Inc.

B.        Representations and Warranties of Subscriber. Subscriber hereby represents and warrants to the Company as follows:

i)        Subscriber is an “Accredited Investor” as such term is defined in Rule 501 of the Securities Act of 1933, as amended (the “Securities Act” or the “Act”), and has completed and executed the Certificate of Accredited Investor Status and Investor Information, attached hereto as Exhibit A;

ii)        Subscriber is acquiring the Securities for its own account for long-term investment and not with a view toward resale, fractionalization or division, or distribution thereof, and it does not presently have any reason to anticipate any change in its circumstances, financial or otherwise, or particular occasion or event which would necessitate or require its sale or distribution of the Securities. No one other than Subscriber has any beneficial interest in said securities. Subscriber has had an opportunity to ask questions of and receive satisfactory answers from the Company, or any person or persons acting on behalf of the Company, concerning the terms and conditions of this investment and the Offering, and all such questions have been answered to the full satisfaction of Subscriber. The Company has not supplied Subscriber any information other than as contained in this Agreement, and Subscriber is relying on its own investigation and evaluation of the Company and the Securities in making an investment hereunder and not on any other information;

iii)        Subscriber confirms and represents that it is able (a) to bear the economic risk of its investment, (b) to hold the Securities (including the shares of Common Stock issuable upon exercise of the Warrants, the “Warrant Shares”) for an indefinite period of time, and (c) to afford a complete loss of its investment. Subscriber also represents that it has (1) adequate means of providing for its current needs and possible personal contingencies, and (2) has no need for liquidity in this particular investment. No person has made to Subscriber any written or oral representations: (x) that any person will resell or repurchase any of the Securities or Warrant Shares, (y) that any person will refund the purchase price of any of the Securities or Warrant Shares, or (z) as to the future price or value of any of the Securities or Warrant Shares;

iv)        Subscriber represents that it was not formed for the specific purpose of acquiring the Securities or Warrant Shares and such entity is duly organized, validly existing and in good standing under the laws of the state of its organization. Subscriber is a bona fide resident and domiciliary of the state set forth herein;

v)         Subscriber recognizes that the investment herein is a speculative venture and that the total amount of funds tendered to purchase Securities is placed at the risk of the business and may be completely lost;

vi)        Subscriber acknowledges and is aware of the following:

(A)       There are substantial restrictions on the transferability of the Securities and Warrant Shares; the Securities and Warrant Shares will not be, and Subscriber will have no right to require that the Securities or Warrant Shares, be registered under, the Securities Act; there may not be any public market for the Securities or Warrant Shares; Subscriber may not be able to use the provisions of Rule 144 of the Securities Act with respect to the resale of the Securities or Warrant Shares; and accordingly, Subscriber may have to hold the Securities and Warrant Shares indefinitely and it may not be possible for Subscriber to liquidate Subscriber’s investment in the Company. Subscriber agrees that the Securities and Warrant Shares shall not be sold, transferred, pledged or hypothecated unless such sale is exempt from registration under the Securities Act. Subscriber also acknowledges that Subscriber shall be responsible for compliance with all conditions on transfer imposed by any blue sky or securities law administrator and for any expenses incurred by the Company for legal or accounting services in connection with reviewing a proposed transfer; and

Subscription Agreement
Vertex Energy, Inc.

(B)       No federal or state agency has made any finding or determination as to the fairness of the Offering of the Securities for investment or any recommendation or endorsement of the Securities; and

(C)       The Securities and Warrant Shares have not been approved or registered under any Blue Sky law or with any State Securities Division, and as such, there may be restrictions on the sale or transfer of such Securities and Warrant Shares under State law.

vii)       Subscriber has carefully considered and has, to the extent it believes such discussion is necessary, discussed with its professional, legal, tax and financial advisors, the suitability of an investment in the Securities for its particular tax and financial situation and that Subscriber and its advisers, if such advisors were deemed necessary, have determined that the Securities are a suitable investment for it;

viii)       Subscriber has not become aware of this Offering and has not been offered Securities by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to Subscriber’s knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising;

ix)          Subscriber understands that the Securities and Warrant Shares are being offered and sold to it in reliance on specific exemptions from or non-application of the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of Subscriber to acquire the Securities. All information which Subscriber has provided to the Company concerning Subscriber’s financial position and knowledge of financial and business matters is correct and complete as of the date hereof, and if there should be any material change in such information prior to acceptance of this Agreement by the Company, Subscriber will immediately provide the Company with such information;

x)         Subscriber has the requisite power and authority to enter into and perform the transactions contemplated by this Agreement and the purchase of the Securities. The execution, delivery and performance of this Agreement by Subscriber and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate, partnership or other entity action, and no further consent or authorization of Subscriber or its Board of Directors, managers, stockholders, members, trustees, holders or partners, as the case may be, as required. When executed and delivered by Subscriber, this Agreement shall constitute a valid and binding obligation of Subscriber enforceable against Subscriber in accordance with its terms;

Subscription Agreement
Vertex Energy, Inc.

xi)       Subscriber has not agreed to act with any of the other investors for the purpose of acquiring, holding, voting or disposing of the Securities purchased hereunder for purposes of Section 13(d) under the Securities Exchange Act of 1934, as amended, and Subscriber is acting independently with respect to its investment in the Securities;

xii)      Subscriber confirms and certifies that:

(a)	Subscriber is in receipt of and has carefully read and reviewed and understands the Common Stock Purchase Warrant attached hereto as Exhibit B.

(b)	Prior to Subscriber’s entry into this Agreement, Subscriber has had an opportunity to review the Company’s reports, schedules, forms, statements and other documents filed by the Company with the United States Securities and Exchange Commission (the “SEC Reports”) (which filings can be accessed by going to http://www.sec.gov/edgar/searchedgar/companysearch.html, typing “Vertex Energy” in the “Company name” field, and clicking the “Search” button), including, but not limited to the Company’s latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as its Current Reports on Form 8-K that have been filed since its latest periodic report filing. Subscriber acknowledges that no officer, director, broker-dealer, placement agent, finder or other person affiliated with the Company has given Subscriber any information or made any representations, oral or written, other than as provided in the SEC Reports and herein, on which Subscriber has relied upon in deciding to invest in the Securities.

(c)	The Subscription hereunder is irrevocable by Subscriber and, except as required by law, Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of Subscriber hereunder.

(d)	No federal or state agency has made any findings or determination as to the fairness of the terms of this Offering for investment purposes; or any recommendations or endorsements of the Securities or Warrant Shares.

(e)	The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(a)(2) of the Securities Act and the provisions of Rule 506 of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by Subscriber herein.

(f)	It is understood that in order not to jeopardize the Offering’s exempt status under Section 4(a)(2) and/or Rule 506(b) of the Securities Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

(g)	IN MAKING AN INVESTMENT DECISION, SUBSCRIBER MUST RELY ON ITS OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Subscription Agreement
Vertex Energy, Inc.

(h)	THIS SUBSCRIPTION DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY STATE OR JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT PERMITTED UNDER APPLICABLE LAW OR TO ANY FIRM OR INDIVIDUAL THAT DOES NOT POSSESS THE QUALIFICATIONS PRESCRIBED IN THIS SUBSCRIPTION.

C.       Indemnification. Subscriber acknowledges that Subscriber understands the meaning and legal consequences of the representations and warranties in paragraph B hereof, and Subscriber hereby agrees to indemnify and hold harmless the Company and its affiliates, partners, officers, directors, agents, attorneys, and employees from and against any and all loss, damage or liability due to or arising out of a breach of any such representations or warranties and the breach of any representations and warranties whatsoever made herein. Notwithstanding the foregoing, however, no representation, warranty, acknowledgment or agreement made herein by Subscriber shall in any manner be deemed to constitute a waiver of any rights granted to Subscriber under federal or state securities laws. The representations and warranties set forth herein shall survive the date upon which Subscriber becomes a shareholder of the Company. No representation, warranty or covenant in this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were or are to be made, not misleading.

D.       Compliance with Securities Laws. Subscriber understands and agrees that a legend has been or will be placed on any certificate(s) or other document(s) evidencing the Securities in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) THEY SHALL HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES ACT, OR (II) THE CORPORATION SHALL HAVE BEEN FURNISHED WITH AN OPINION OF COUNSEL, SATISFACTORY TO COUNSEL FOR THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED UNDER ANY SUCH ACTS.”

Subscription Agreement
Vertex Energy, Inc.

E.       U.S.A. Patriot Act and Anti-Money Laundering Representations. Subscriber represents and warrants that Subscriber is not and is not acting as an agent, representative, intermediary or nominee for, a person identified on the list of blocked persons maintained by the Office of Foreign Assets Control, U.S. Department of Treasury. In addition, Subscriber is in full compliance with all applicable U.S. laws, regulations, directives, and executive orders imposing economic sanctions, embargoes, export controls or anti-money laundering requirements, including but not limited to the following laws: (i) the International Emergency Economic Powers Act, 50 U.S.C. 1701-1706; (ii) the National Emergencies Act, 50 U.S.C. 1601-1651; (iii) section 5 of the United Nations Participation Act of 1945, 22 U.S.C. 287c; (iv) Section 321 of the Antiterrorism Act, 18 U.S.C. 2332d; (v) the Export Administration Act of 1979, as amended, 50 U.S.C. app. 2401-2420; (vi) the Trading with the Enemy Act, 50 U.S.C. app. 1 et seq.; (vii) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56; and (viii) Executive Order 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) of September 23, 2001. Subscriber represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations (collectively, the “Regulations”). To the best of Subscriber’s knowledge, none of: (a) Subscriber; (b) any person controlling or controlled by Subscriber; (c) if Subscriber is a privately-held entity, any person having a beneficial interest in Subscriber; or (d) any person for whom Subscriber is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an Office of Foreign Assets Control (“OFAC”) list, or a person or entity prohibited under OFAC. Subscriber will provide additional information or take such actions as may be necessary or advisable for the Company, in its sole judgment, to comply with any such Regulations.

F.       Closing. The sale of the Securities (the “Closing”) will take place concurrently with the closing of the transactions contemplated by that certain Purchase Agreement dated as of the date hereof by and among Vertex Refining MG, LLC, Tensile-Myrtle Grove Acquisition Corporation and Vertex Energy Operating, LLC (the “Definitive Agreement” and the date of the closing of such Definitive Agreement, the “Closing Date”). Subscriber acknowledges and agrees that this subscription is irrevocable and binding on the part of Subscriber. Notwithstanding any other term or provision hereof, in the event the Closing does not occur by July 25, 2019, Subscriber or the Company shall have the right to terminate the Offering and upon such termination all funds provided by Subscriber to the Company in connection with this Agreement shall be returned to Subscriber without interest.

G.       Entire Agreement. This Subscription and the Warrant Agreement is the entire and fully integrated agreement of the parties regarding the subject matter hereof, and there are no oral representations, warranties, agreements, or promises pertaining to this Subscription, the Warrant Agreement or the Securities.

H.     Construction of Terms. As used in this Agreement, the terms “herein,” “herewith,” “hereof” and “hereunder” are references to this Agreement, taken as a whole; the term “includes” or “including” shall mean “including, without limitation;” the word “or” is not exclusive; and references to a “Section,” “subsection,” “clause,” “Exhibit,” “Appendix,” “Schedule,” “Annex” or “Attachment” shall mean a Section, subsection, clause, Exhibit, Appendix, Schedule, Annex or Attachment of this Agreement, as the case may be, unless in any such case the context requires otherwise. Exhibits, Appendices, Schedules, Annexes or Attachments to any document shall be deemed incorporated by reference in such document. All references to or definitions of any agreement, instrument or other document (i) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (ii) except as otherwise expressly provided, shall mean such agreement, instrument or document, or replacement or predecessor thereto, as modified, amended, supplemented and restated through the date as of which such reference is made.

Subscription Agreement
Vertex Energy, Inc.

I.        Effect of Facsimile and Photocopied Signatures. This Agreement may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts. A copy of this Agreement signed by one party and (i) faxed to another party or (ii) scanned and emailed to another party, shall be deemed to have been executed and delivered by the signing party as though an original. A photocopy or PDF of this Agreement shall be effective as an original for all purposes.

J.       Severability. The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

K.       Further Assurances. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

L.       Governing Law. This Agreement shall be interpreted in accordance with the laws of the State of Texas. In the event of a dispute concerning this Agreement, the parties agree that venue lies in a court of competent jurisdiction in any Texas court.

M.       Review of Document; Arm’s Length Transaction. Each party herein expressly represents and warrants to all other parties hereto that (i) before executing this Subscription, said party has fully informed itself of the terms, contents, conditions and effects of this Subscription and the exhibits hereto; (ii) said party has relied solely and completely upon its own judgment in executing this Subscription and accepting the exhibits hereto; (iii) said party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Subscription; (iv) said party has acted voluntarily and of its own free will in executing this Subscription; and (v) this Subscription and the exhibits hereto are the result of arm’s length negotiations conducted by and among the parties and their respective counsel.

N.       Purchase Price. Subscriber shall pay the Purchase Price to the Company concurrently with Subscriber’s entry into this Agreement, which funds shall be held by the Company in trust for the benefit of Subscriber until the earlier of (i) the Closing, when they shall become the sole property of the Company; or (ii) the termination of the Offering (as described in Section F) at which time such funds shall be returned to Subscriber without interest.

Subscription Agreement
Vertex Energy, Inc.

O.       Collection of Personal Information. Subscriber (on its own behalf and, if applicable, on behalf of any person for whose benefit Subscriber is subscribing) acknowledges and consents to the fact the Company is collecting Subscriber’s (and any beneficial purchaser’s) personal information pursuant to this Agreement. Subscriber (on its own behalf and, if applicable, on behalf of any person for whose benefit Subscriber is subscribing) acknowledges and consents to the Company retaining the personal information for as long as permitted or required by applicable law or business practices. Subscriber (on its own behalf and, if applicable, on behalf of any person for whose benefit Subscriber is subscribing) further acknowledges and consents to the fact the Company may be required by applicable securities laws and stock exchange rules to provide regulatory authorities any personal information provided by Subscriber respecting itself (and any beneficial purchaser). By executing this Agreement, Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of Subscriber’s (and any beneficial purchaser’s) personal information. Subscriber also consents to the filing of copies or originals of any of Subscriber’s documents described herein as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby. Subscriber represents and warrants that it has the authority to provide the consents and acknowledgments set out in this paragraph on behalf of all beneficial purchasers.

“SUBSCRIBER”

Tensile Capital Partners Master Fund LP

By: Tensile Capital GP LLC
Its: General Partner

By:	/s/ Douglas J. Dossey
Name: Douglas J. Dossey
Its: Manager
Date:

Subscription Agreement
Vertex Energy, Inc.

Accepted by:

“COMPANY”

Vertex Energy, Inc.

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Its:	CEO
Date:	______

By:
Name:
Its:
Date:

Subscription Agreement
Vertex Energy, Inc.

Exhibit A

CERTIFICATE OF ACCREDITED INVESTOR STATUS

AND INVESTOR INFORMATION

As indicated below, the undersigned is an “accredited investor,” as that term is defined in Regulation D of the Securities Act of 1933, as amended (the “Securities Act”). The undersigned has initialed the line below indicating the basis on which he, she or it is representing his, her or its status as an “accredited investor”, at the request of Vertex Energy, Inc., a Nevada corporation (the “Company”). The representation and confirmation below as part of this Certification of Accredited Investor Status And Investor Information shall be effective for all purposes and shall be able to be relied upon by the Company, its legal counsel and assigns for any and all purposes, until such time, if ever, as the undersigned has advised the Company that the representations below are no longer accurate or correct.

By initializing below the undersigned confirms, acknowledges and represents that he, she or it, is an “accredited investor” because he, she or it is:

______ a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

____     a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

____     an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

____     a natural person whose individual net worth, or joint net worth with the undersigned’s spouse, at the time of this purchase exceeds $1,000,000. For purposes of this item, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Securities are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Securities for the purpose of investing in the Securities;

Subscription Agreement

Accredited Investor Certification
Vertex Energy, Inc.

____     a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

____     a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment;

____     an entity in which all of the equity holders are “accredited investors” by virtue of their meeting one or more of the above standards; or

____     an individual who is a director or executive officer of Vertex Energy, Inc.

Investor Information: (This must be consistent with the form of ownership selected below and the information provided above)

Name (please print):__________________________________________________________________________________

If entity named above,	By: _____________________________________

Its: _____________________________________

Social Security or Taxpayer I.D. Number: _________________________________________________________________

Business Address (including zip code): __________________________________________________________________

Business Phone: ___________________________________________________________________________________

Email Address: ____________________________________________________________________________________

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Accredited Investor Status and Investor Information effective as of July 24, 2019.

Participant Name: ____________________________________________

By:	_____________________________________________
Signature

Printed Name: _________________________________________

Title/Position: _________________________________________
(required for any stockholder that is a corporation, partnership, trust or other entity)

Subscription Agreement

Accredited Investor Certification
Vertex Energy, Inc.

Exhibit B

NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES.

Warrant No.: T-1	Number of Shares: 1,500,000
Warrant Date: July 24, 2019

VERTEX ENERGY, INC.
COMMON STOCK PURCHASE WARRANT

1.       Issuance. For value received, the receipt of which is hereby acknowledged by Vertex Energy, Inc., a Nevada corporation (the “Company”), Tensile Capital Partners Master Fund LP or its registered assigns (the “Holder”), is hereby granted the right to purchase, at any time until the close of business on July 24, 2029 (the “Expiration Date”), One Million Five Hundred Thousand (1,500,000), subject to adjustment upon certain events as described in greater detail below, fully paid and nonassessable shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), at an exercise price of $2.25 per share (the “Exercise Price”).

2.       Procedure for Exercise. Upon surrender of this Warrant with the annexed Notice of Exercise Form duly executed, together with payment in cash of the aggregate Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. This Warrant may be exercised in whole or in part, subject to the Beneficial Ownership Limitation (defined below). On any such partial exercise, provided the Holder has surrendered the original Warrant, the Company will issue and deliver to the order of the Holder a new Warrant of like tenor, in the name of the Holder, for the whole number of shares of Common Stock for which such Warrant may still be exercised.

3.       No Fractional Shares or Scrip. No fractional Shares or scrip representing fractional Warrant Shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional Warrant Shares the Company shall issue an additional share of Common Stock to the Holder or pay the Holder the fair market value of such fractional share, as determined in the reasonable discretion of the Board of Directors of the Company, in the Company’s sole discretion.

4.       Reservation of Shares. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance upon exercise hereof (the “Warrant Shares”). Any shares issuable upon exercise of this Warrant will be duly and validly issued, fully paid, non-assessable and free of all liens and charges and not subject to any preemptive rights and rights of first refusal.

5.       Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

6.       No Rights as Shareholder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

7.       Beneficial Ownership Limitation. Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates (as defined under Rule 144 of the Securities Act, “Affiliates”) and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise)(the “Beneficial Ownership Limitation”). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a transaction described in Section 8.2 hereof, to the extent applicable. By written notice to the Company, the Holder may increase the Beneficial Ownership Limitation to up to 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise), but any such increase will not be effective until the 61st day after delivery of such notice. In no event shall the Beneficial Ownership Limitation be increased to greater than 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). This restriction may not be waived.

8.       Effect of Certain Transactions

  8.1       Adjustments for Stock Splits, Stock Dividends Etc. If the number of outstanding shares of Common Stock of the Company are increased or decreased by a stock split, reverse stock split, stock dividend, stock combination, recapitalization or the like, the Exercise Price and the number of shares purchasable pursuant to this Warrant shall be adjusted proportionately so that the ratio of (i) the aggregate number of shares purchasable by exercise of this Warrant to (ii) the total number of shares outstanding immediately following such stock split, reverse stock split, stock dividend, stock combination, recapitalization or the like shall remain unchanged, and the aggregate purchase price of shares issuable pursuant to this Warrant shall remain unchanged.

Vertex Energy, Inc.

Common Stock Purchase Warrant [T-1]

  8.2       Fundamental Transactions. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets or other transaction, which in each case is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as “Organic Change.” Prior to the consummation of any Organic Change, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the Holders of Warrants representing a majority of the Common Stock obtainable upon exercise of all Warrants then outstanding under this series of Warrants) to insure that each of the Holders of Warrants under this Warrant shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such Holder’s Warrant, such shares of stock, securities or assets as would have been issued or payable in such Organic Change (if the holder had exercised this Warrant immediately prior to such Organic Change) with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of such Holder’s Warrant had such Organic Change not taken place, including by making appropriate provision (in form and substance reasonably satisfactory to the Holders of Warrants representing a majority of the Common Stock obtainable upon exercise of all Warrants then outstanding under this series of Warrants) with respect to such holders’ rights and interests to insure that the provisions of this Section 8.2 shall thereafter be applicable to the Warrants. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance reasonably satisfactory to the Holders of Warrants representing a majority of the Common Stock obtainable upon exercise of all Warrants then outstanding under this series of Warrants), the obligation to deliver to each such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to acquire.

9.       Transfer to Comply with the Securities Act. This Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended, (the “Securities Act”) and has been issued to the Holder for investment and not with a view to the distribution of either this Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Securities Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Securities Act. Each certificate for this Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

10.     Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, or if mailed, two days after the date of deposit in the United States mails, as follows:

Vertex Energy, Inc.

Common Stock Purchase Warrant [T-1]

If to the Company, to:

Vertex Energy, Inc.

Attn: Chris Carlson, CFO
1331 Gemini St., Suite 250

Houston, Texas 77058

Email: chrisc@vertexenergy.com

With a copy to:

The Loev Law Firm, PC

Attn: David M. Loev

6300 West Loop South, Suite 280

Bellaire, Texas 77401

Email: dloev@loevlaw.com

If to the Holder, to its address appearing on the Company’ records.

Any party may designate another address or person for receipt of notices hereunder by written notice given at least five (5) business days prior to the date such change will be effective, given to the other parties in accordance with this Section.

11.         Supplements and Amendments; Whole Agreement. This Warrant may be amended or supplemented only by an instrument in writing signed by the Company and the Holder hereof. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof, and there are no representations, warranties, agreements or understandings other than expressly contained herein.

12.         Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of Texas and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State. Any action brought by either party against the other concerning the transactions contemplated by this Warrant shall be brought only in the state courts of Texas or in the federal courts located in Harris County, Texas. The parties to this Warrant hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Warrant by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

13.         Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Vertex Energy, Inc.

Common Stock Purchase Warrant [T-1]

14.       Descriptive Headings. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

15.       Assignability. This Warrant or any part hereof may only be hereafter assigned by the Holder to an affiliate thereof executing documents reasonably required by the Company, subject to applicable law. Any such assignment shall be binding on the Company and shall inure to the benefit of any such assignee.

16.       Restrictions. By acceptance hereof, the Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant have restrictions upon their resale imposed by state and federal securities laws.

[Remainder of the page intentionally left blank; signature page follows.]

Vertex Energy, Inc.

Common Stock Purchase Warrant [T-1]

IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the Warrant Date set forth above.

COMPANY:

VERTEX ENERGY, INC.

By:
Name:
Title:

HOLDER:

TENSILE CAPITAL PARTNERS
MASTER FUND LP

By:	Tensile Capital GP LLC
Its:	General Partner

By:
Name:
Title:

Vertex Energy, Inc.

Common Stock Purchase Warrant [T-1]

NOTICE OF EXERCISE OF WARRANT

Attention: Corporate Secretary

The undersigned hereby elects to purchase, pursuant to the provisions of the Common Stock Purchase Warrant T-1 issued by Vertex Energy, Inc., a Nevada corporation (the “Company”) and held by the undersigned, _________ shares of Common Stock of the Company. Payment of the Exercise Price per Warrant Share required under the Warrant accompanies this Notice.

The issuance of the shares of Common Stock upon in connection with this Notice of Exercise of Warrant will not cause the undersigned to exceed the Beneficial Ownership Limitation of the Warrant.

The undersigned hereby represents and warrants that the undersigned is acquiring such Shares for his own account for investment purposes only, and not for resale or with a view to distribution of such Warrant Shares or any part thereof.

Date: ________, 20__

WARRANTHOLDER:

Signature:

Print Name:

Title:

Address:

Name in which Shares should be registered:______________________________________